UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 6, 2016

Differential Brands Group Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-18926	11-2928178
(Commission File Number)	(IRS Employer Identification No.)

1231 S. Gerhart Avenue, Commerce, California	90022
(Address of Principal Executive Offices)	(Zip Code)

(323) 890-1800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                                           Changes in Registrant’s Certifying Accountant.

(a)                                 The Board of Directors of Differential Brands Group Inc. (the “Company”) and the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) recently completed a process to determine the audit firm that would serve as the Company’s independent registered public accounting firm for the year ending December 31, 2016. As a result of that process, on July 6, 2016, the Audit Committee dismissed Moss Adams LLP (“Moss Adams”) as the Company’s independent registered public accounting firm effective immediately.

Moss Adams’ reports on the Company’s financial statements for the fiscal years ended November 30, 2015 and 2014 did not contain an adverse opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles; provided, however, that the report for the fiscal year ended November 30, 2014 included an explanatory paragraph related to the existence of substantial doubt about the Company’s ability to continue as a going concern. Additionally, during the fiscal years ended November 30, 2015 and November 30, 2014 and in the interim period from January 1, 2016 through July 6, 2016, (i) there were no disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which subject matter of the disagreements, if not resolved to Moss Adams’ satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Moss Adams with a copy of the foregoing disclosures and requested that Moss Adams furnish a letter addressed to the SEC stating whether it agrees with the above statements made by the Company. A copy of such letter, dated July 8, 2016, is filed as Exhibit 16.1 to this current report on Form 8-K and incorporated herein by reference.

(b)         Engagement of CohnReznick LLP

Contemporaneous with the determination to dismiss Moss Adams, the Audit Committee approved the engagement of CohnReznick LLP (“Cohn”) as the Company’s independent registered public accounting firm for the year ending December 31, 2016, also to be effective immediately.

During the fiscal years ended November 30, 2015 and November 30, 2014, which were audited by Moss Adams, and during the interim period from January 1, 2016 through July 6, 2016, neither the Company nor anyone acting on its behalf consulted with Cohn regarding the Company’s financial statements, with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Cohn concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter from Moss Adams LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIFFERENTIAL BRANDS GROUP INC.

(Registrant)

Date: July 8, 2016	By:	/s/ Hamish Sandhu
Hamish Sandhu
Chief Financial Officer
(Principal Financial Officer and Principal
Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Moss Adams LLP to the Securities and Exchange Commission.